UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

Lorillard, Inc.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road Greensboro, North Carolina	24708-7018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 335-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Lorillard, Inc. (“Lorillard” or the “Company”) will be participating in the Barclays Capital Back-to-School Consumer Conference in Boston, Massachusetts on September 10, 2009 at 3:00 p.m., Eastern Time. The presentation will be broadcast live over the Internet under the Investor Relations section of the Company’s website at www.lorillard.com. A copy of the slide presentation for the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

The information under Item 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Lorillard, Inc. slide presentation dated September 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

By:   /s/ David H. Taylor

David H. Taylor
Executive Vice President, Finance and Planning
and Chief Financial Officer

Dated: September 10, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Lorillard, Inc. slide presentation dated September 2009.